                                                                      Exhibit 99

                                                               BOAA 05-01 -- 2A1

BANC OF AMERICA

Balance   $42,857,000.00   Delay           24           WAC(2) 5.60079    WAM(2)    179
Coupon    5.50000          Dated           01/01/2005   NET(2) 5.340285   WALA(2)   0
Settle    01/31/2005       First Payment   02/25/2005

-----------------------------------------------------------------------------------------------------
        Price                  1              2               3               4              5
-----------------------------------------------------------------------------------------------------
                                Yield           Yield           Yield           Yield           Yield
-----------------------------------------------------------------------------------------------------
           102-17.500           5.111           4.934           4.724           4.484           4.218
           102-18.500           5.106           4.927           4.715           4.473           4.204
           102-19.500           5.101           4.921           4.707           4.462           4.190
           102-20.500           5.097           4.914           4.698           4.451           4.176
           102-21.500           5.092           4.908           4.689           4.440           4.162
           102-22.500           5.087           4.901           4.680           4.428           4.148
           102-23.500           5.083           4.895           4.672           4.417           4.134
           102-24.500           5.078           4.888           4.663           4.406           4.120
           102-25.500           5.073           4.882           4.654           4.395           4.106
           102-26.500           5.068           4.875           4.646           4.384           4.093
           102-27.500           5.064           4.869           4.637           4.373           4.079
           102-28.500           5.059           4.862           4.628           4.361           4.065
           102-29.500           5.054           4.856           4.620           4.350           4.051

Spread @ Center Price             107             117             116             107              91
                  WAL           8.532           5.798           4.141           3.097           2.407
             Mod Durn            6.43            4.64            3.48            2.71            2.17
     Principal Window   Feb05 - Jan20   Feb05 - Jan20   Feb05 - Jan20   Feb05 - Jan20   Feb05 - Jan20

             CMT_10YR           4.142           4.187           4.187           4.426           4.426
             CMT_30YR           4.666           4.426           4.426           4.426           4.426
               Prepay           0 PPC          50 PPC         100 PPC         150 PPC         200 PPC
  Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)
-----------------------------------------------------------------------------------------------------

          Yield Curve   Mat     6MO     2YR     3YR     5YR    10YR    30YR
                        Yld   2.660   3.142   3.299   3.639   4.142   4.666

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                              BOAA 05-01 -- 1CB1

BANC OF AMERICA

Balance   $183,469,000.00   Delay           24           WAC(1)   6.12410    WAM(1)    359
Coupon    5.25000           Dated           01/01/2005   NET(1)   5.863601   WALA(1)   1
Settle    01/31/2005        First Payment   02/25/2005

-----------------------------------------------------------------------------------------------------
        Price                 1               2               3               4               5
-----------------------------------------------------------------------------------------------------
                                Yield           Yield           Yield           Yield           Yield
-----------------------------------------------------------------------------------------------------
           100-21.000           5.214           5.115           4.980           4.839           4.707
           100-22.000           5.211           5.110           4.970           4.825           4.689
           100-23.000           5.208           5.104           4.960           4.811           4.671
           100-24.000           5.205           5.098           4.950           4.797           4.652
           100-25.000           5.203           5.092           4.940           4.782           4.634
           100-26.000           5.200           5.086           4.930           4.768           4.616
           100-27.000           5.197           5.080           4.920           4.754           4.598
           100-28.000           5.194           5.075           4.910           4.740           4.580
           100-29.000           5.191           5.069           4.901           4.726           4.562
           100-30.000           5.188           5.063           4.891           4.712           4.543
           100-31.000           5.186           5.057           4.881           4.697           4.525
           101-00.000           5.183           5.051           4.871           4.683           4.507
           101-01.000           5.180           5.046           4.861           4.669           4.489

Spread @ Center Price              78             123             149             153             148
                  WAL          18.263           7.030           3.623           2.413           1.841
             Mod Durn           10.86            5.31            3.11            2.18            1.70
     Principal Window   Feb05 - Nov33   Feb05 - Apr26   Feb05 - Mar16   Feb05 - Feb11   Feb05 - May09

             CMT_10YR           4.142           4.187           4.187           4.426           4.426
             CMT_30YR           4.666           4.426           4.426           4.426           4.426
               Prepay           0 PPC          50 PPC         100 PPC         150 PPC         200 PPC
  Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)
-----------------------------------------------------------------------------------------------------

          Yield Curve   Mat     6MO     2YR     3YR     5YR    10YR    30YR
                        Yld   2.660   3.142   3.299   3.639   4.142   4.666

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                              BOAA 05-01 -- 1CB2

BANC OF AMERICA

Balance   $23,189,000.00   Delay           24           WAC(1)   6.12410    WAM(1)    359
Coupon    5.50000          Dated           01/01/2005   NET(1)   5.863601   WALA(1)   1
Settle    01/31/2005       First Payment   02/25/2005

-----------------------------------------------------------------------------------------------------
        Price                 1               2               3               4               5
-----------------------------------------------------------------------------------------------------
                                Yield           Yield           Yield           Yield           Yield
-----------------------------------------------------------------------------------------------------
           101-02.500           5.441           5.409           5.384           5.366           5.312
           101-03.500           5.438           5.406           5.380           5.361           5.306
           101-04.500           5.436           5.402           5.377           5.357           5.301
           101-05.500           5.433           5.399           5.373           5.353           5.295
           101-06.500           5.431           5.396           5.369           5.349           5.290
           101-07.500           5.428           5.392           5.365           5.345           5.285
           101-08.500           5.425           5.389           5.361           5.340           5.280
           101-09.500           5.423           5.386           5.358           5.336           5.274
           101-10.500           5.420           5.383           5.354           5.332           5.269
           101-11.500           5.418           5.379           5.350           5.328           5.264
           101-12.500           5.415           5.376           5.346           5.324           5.258
           101-13.500           5.413           5.373           5.343           5.320           5.253
           101-14.500           5.410           5.370           5.339           5.315           5.248

Spread @ Center Price             128             120             117              91              85
                  WAL          21.037          14.538          11.545           9.959           7.223
             Mod Durn           11.88            9.41            8.11            7.34            5.77
     Principal Window   Feb10 - Jan35   Feb10 - Jan35   Feb10 - Jan35   Feb10 - Jan35   Feb10 - Jan35

             CMT_10YR           4.142           4.187           4.187           4.426           4.426
             CMT_30YR           4.666           4.426           4.426           4.426           4.426
               Prepay           0 PPC          50 PPC         100 PPC         150 PPC         200 PPC
  Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)
-----------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.